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EXHIBIT 10.31

                            Waiver and Acknowledgment

By signing below, each of the undersigned (each, an "Investor") hereby acknowledges that the board of directors of SSP Solutions, Inc. ("SSP") is granting options to purchase up to an aggregate of 490,000 shares of common stock of SSP to its non-employee directors at an exercise price equal to 85% of the last sale price of a share of SSP common stock on the day preceding the grant date pursuant to the terms of SSP's Amended and Restated 1999 Stock Option Plan.

Each of the undersigned further acknowledges and agrees that:

(i) the terms of the above-referenced option grants do not and will not conflict with or violate the provisions of any agreement between SSP and such Investor, including without limitation, the 10% secured convertible promissory notes due December 31, 2005 and related warrants, the Termination Agreement and Mutual Release dated as of September 30, 2002 by and among SSP, BIZ Interactive Zone, Inc., and Wave Systems Corp., and any agreements or instruments related to those notes, warrants and agreements ("Investment Agreements"); and

(ii) the grant and the exercise of the options shall be deemed not to trigger any anti-dilution or other adjustment or penalty provisions contained in the Investment Agreements.

Crestview Capital Fund, L.P.
c/o Kingsport Capital Partners, LLC                By:_/S/_STEWART FLINK________
95 Revere Drive, Suite F
Northbrook, Illinois 60062                         Title:_ MANAGING MEMBER______
Attn: Richard Levy
Telecopy: (847) 559-5807                           Date: _____1/28/03______

Crestview Capital Fund II, L.P.
c/o Kingsport Capital Partners, LLC                By:_/S/_ STEWART FLINK ______
95 Revere Drive, Suite F
Northbrook, Illinois 60062                         Title:___ MANAGING MEMBER____
Attn: Richard Levy
Telecopy: (847) 559-5807                           Date: _______1/28/03____

Crestview Offshore Fund, Inc.                      By:_/S/__ STEWART FLINK _____
c/o Kingsport Capital Partners, LLC
95 Revere Drive, Suite F                           Title:____ MANAGING MEMBER___
Northbrook, Illinois 60062
Attn: Richard Levy                                 Date: _______1/28/03____
Telecopy: (847) 559-5807

Robert Geras
c/o Kingsport Capital Partners, LLC                ______                 _____
95 Revere Drive, Suite F                           Robert Geras
Northbrook, Illinois 60062
Attn: Richard Levy                                 Date: _______________________
Telecopy: (847) 559-5807

Richard P. Kiphart
c/o William Blair & Company                        ___/S/__ Richard P. Kiphart _
222 West Adams Street                              Richard P. Kiphart
Chicago, Illinois 60606
Telecopy: (312) 368-9418                           Date: ______1/28/03_____

Nefilim Associates, LLC
c/o Sandy Tennant                                  By:__                    ____
130 Atlantic Avenue
Swampscott, Massachusetts 01907                    Title:_______________________
Telecopy: (781) 593-4488
                                                   Date: ___________

Wave Systems Corp.
480 Pleasant Street                                By:__/S/_Steven Sprague______
Lee, Massachusetts 01238
Attention: President                               Title:___CEO_________________
Telecopy: (413) 243-0045
                                                   Date: _1/29/03________